Exhibit 99.10

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This Intercreditor Agreement (this “Agreement”) is entered into as of August 29, 2003 by and among RevCare, Inc., a Nevada corporation (the “Borrower”) and the parties listed on Exhibit A hereto, which parties are also holders of certain promissory notes (the “Notes”) as described on Schedule A attached hereto (the “Lenders”).

Recitals

A.            FBR Financial Services Partners, L.P. (“FBR”) previously made loans to the Borrower (i) in 2002 in the aggregate original principal amount of One Million One Hundred Thousand Dollars ($1,100,000.00) (the “2002 Loans”) and (ii) on August 13, 2003 in the original principal amount of Five Hundred Thousand Dollars ($500,000) (the “$500,000 Loan”).

B.            FBR has agreed to loan additional funds to the Borrower in the principal amount of $1,000,000 (the “$1,000,000 Loan”).  As a condition to making such loan, FBR requires that the Borrower grant FBR a security interest in substantially all of the assets of the Borrower to secure the Borrower’s obligations to FBR under the 2002 Loans, the $500,000 Loan and the $1,000,000 Loan and in exchange therefor, FBR has agreed to modify certain provisions of the promissory notes issued in respect of such loans, including the interest rates, the conversion features and the payment due dates.

C.            Accordingly, (i) the Borrower’s obligations to FBR with respect to the 2002 Loans are now evidenced by that certain Amended and Restated Promissory Note in the aggregate principal amount of $1,220,324.83 (which includes accrued but unpaid interest on the 2002 Loans) (the “Pari Passu FBR Note”) and (ii) the Borrower’s obligations to FBR with respect to the $500,000 Loan and the $1,000,000 Loan are now evidenced by that certain Amended and Restated Promissory Note in the aggregate principal amount of $1,502,000 (which includes accrued but unpaid interest on the $500,000 Loan)(the “Senior FBR Note”)

D.            Robert and Barbara Perez have previously loaned funds to the Borrower, and in connection therewith, the Borrower granted the Perez’s a security interest in certain collateral pursuant to the terms and conditions of that certain Amended and Restated Security Agreement dated January 8, 2003 (the “Original Security Agreement”).

E.             In connection with the $1,000,000 Loan, the Borrower and the Lenders have amended and restated the Original Security Agreement pursuant to the terms and conditions of that certain Amended and Restated Security Agreement of even date herewith (the “New Security Agreement”).

F.             This Agreement provides for certain matters of repayment and sharing of collateral between the Lenders and the addition of new Lenders to this Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

A.            RELATIONSHIP AMONG THE LENDERS.

1.             The Lenders agree that their rights to receive any payments under their respective promissory notes and associated loan documents shall be in the following order of priority:

a.             First in priority and senior to all other rights of any other Lender  shall be the rights of FBR under the FBR Senior Note (and any renewals, modifications or extensions thereof, including those which extend the maturity date) and the rights of any lender which the Borrower and FBR agree to add as a “Senior Lender” under this Intercreditor Agreement pursuant to any debt or convertible debt instruments issued by the Borrower in an aggregate principal amount not to exceed $5,000,000, which may be issued by the Borrower at any time over the next four (4) years, with a maturity not to exceed eight (8) years from the date hereof (collectively, the “Senior Indebtedness”).  The rights of all Senior Lenders under this subsection (a) shall be pro rata and pari passu as between such Senior Lenders.

b.             Next in priority shall be the  rights of FBR under the Pari Passu FBR Note and the rights of the Perez’s under the Perez Note (and any renewals, modifications or extensions of such notes, including those which extend the maturity date).  The rights of FBR and the Perez’s under this subsection (b) shall be pro rata and pari passu as between them.

c.             The Lenders and the Borrower acknowledge and agree that until payment in full of the obligations described in subsections (a) and (b) above, (i) no payments shall be made to the other Lenders for any sums due with respect to their promissory notes other than payments made in accordance with Section 3, and in the event any such payments are made to the other Lenders, such payments shall be collected, enforced and received by the such Lenders as trustee for the Lenders described in subclauses (a) and (b) above and shall promptly be paid to such Lenders for application against such Lenders’ indebtedness as such Lenders may direct and (ii) the other Lenders may not take any action to enforce any security interest held by the other Lenders with respect to the indebtedness evidenced by their respective promissory notes.

2.             The security interests of the Senior Lenders in the Collateral (as defined in the new Security Agreement) shall rank (i) senior and first in priority to the security interests of the Perez’s and the security interests of FBR in the Pari Passu FBR Note and (ii) pro rata and pari passu as between the Senior Lenders, notwithstanding the time of filing of their respective financing statements.  The security interests in the Collateral of FBR with respect to the Pari Passu FBR Note and of the Perez’s with respect to the Perez’s Note shall rank pro rata and pari passu, notwithstanding the time of filing of their respective financing statements.

3.             For so long as no event of default, as defined in the FBR Senior Note or in any loan documents held by a Senior Lender (an “Event of Default”), has occurred and is continuing, the Borrower may continue to make regularly scheduled payments of principal and interest to the Lenders in accordance with the terms of their respective loan documents.  The Borrower will not make any prepayments of amounts owing to any Lender without the approval of the Lenders.  Upon the occurrence of an Event of Default, and for so long as such Event of Default has not been waived or cured, the Borrower shall not make, and no Lender shall accept, any payment except as shall (i) first be shared ratably among the Senior Lenders so as to maintain as near as possible the amount of the debt owed to the Senior Lenders pro rata according to such Senior Lenders’ respective proportionate interests in the amount of debt owed as of the date immediately prior to such payments until such Senior Lenders are paid in full and then (ii) be shared ratably among FBR and the Perez’s so as to maintain as near as possible the amount of the debt owing under the Pari Passu FBR Note and the Perez Note pro rata according to such Lenders’ respective proportionate interests in the amount of debt owed under such notes as of the date immediately prior to such payments until such notes are paid in full.

4.             If any Lender shall at any time receive any payment of principal, interest or other charge arising under their respective loan documents, or any sum by virtue of counterclaim, offset or other lien that may be exercised or from any security, other than payments made in accordance with Section 3, above, such Lender shall pay over to or share such payment with the applicable Lender(s) as required by Section 3 above.

5.             The Borrower and the Lenders (i) hereby authorize FBR, or its designee, (the “Designee”), on behalf of the Lenders, to file UCC Financing Statements with the California Secretary of State and the Nevada Secretary of State, reflecting the security interests in the Collateral, and (ii) shall, upon demand, do all such acts as the Designee may reasonably request to establish and maintain a perfected security interest in the Collateral.  The Borrower further authorizes the Designee or any of its affiliates to file or record the security interest granted in the Company’s intellectual property described in Exhibit C with the appropriate federal authorities.  As used herein, an “affiliate” shall mean a person or entity controlling, controlled by or under common control with another person or entity.  A Designee may resign upon 10 days’ notice to each of the Lenders.

B.            RELATIONSHIP OF ALL THE LENDERS.

1.             Each Lender will promptly notify the other Lenders upon the occurrence of an Event of Default under such Lender’s Notes.

2.             Notwithstanding the terms and conditions of the any loan documents between the Borrower and any Lender, or any other right of the Lenders, no Lender shall take possession of, commence and conduct foreclosure proceedings with respect to, or otherwise dispose of and realize on, the Collateral as a result of an Event of Default without first providing written notice to and allowing the other Lenders the opportunity to cure any such Event of Default.  If none of the Lenders has cured such Event of Default within ten (10) business days of the date of any such notice, the Lenders hereby irrevocably appoint the Designee (and any of the Designee’s designated employees or agents) as the Lenders’ true and lawful attorney in fact to take possession of, commence and conduct foreclosure proceedings with respect to, or otherwise dispose of and realize on, the Collateral.  The appointment of the Designee as the Lenders’ attorney in fact, and each of the Designee’s rights and powers, being coupled with an interest, are irrevocable until all obligations owing to the Lenders have been paid and performed in full.

3.             In the event of a realization, collection, sale or other transfer of all or part of the Collateral, whether by voluntary transfer by deed or bill of sale, involuntary transfer by foreclosure or similar procedure, condemnation or recovery on an insured loss or otherwise, the net proceeds of such sale, disposition or transfer, as and when such proceeds are actually received in cash, shall be allocated and disbursed as follows:

first, to the Designee in an amount sufficient to pay in full the reasonable expenses of the Designee in connection with such sale, disposition or other realization, including all reasonable expenses, liabilities and advances incurred or made by the Designee in connection therewith, including without limitation reasonable attorneys’ fees and disbursements;

second, pari passu and pro rata to the Senior Lenders for application to the then outstanding principal and accrued but unpaid interest, if any, owing with respect to the Senior Notes and the Senior Indebtedness; and

next, pari passu and pro rata to FBR and the Perez’s for application to the then outstanding principal and accrued but unpaid interest, if any, owing under the Pari Passu FBR Note and the Perez Note; and

finally, upon payment in full of all of the obligations to all of the Lenders as set forth above, to pay to the Borrower, or its representatives or to any other person or entity as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

Each of the Lenders waives any right it may have under California Civil Code sections 2810, 2819, 2845, 2847, 2848, 2849, 2899 and 3433, or other similar laws, to, among other things, require the Designee to proceed in a particular order against any of the Collateral. .

4.             Each Lender agrees to indemnify, defend and hold harmless the Designee and the Lenders appointing the Designee, as well as the affiliates of the same, in connection with any of the Designee’s acts or omissions in connection herewith, absent a final adjudication of fraudulent misconduct.  Each  Lender expressly waives any fiduciary duty the Designee may owe to the Lenders, including any duty to use commercially reasonable efforts to maximize the value of the assets to be sold, disposed of or otherwise transferred or to maximize the value of the assets sold, disposed of otherwise transferred in order to collect an amount sufficient to pay more than the Senior Note or the Senior Indebtedness.

5.             Upon the occurrence and during the continuance of an Event of Default, the Designee may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower and the Lenders: (i) declare all outstanding principal and accrued but unpaid interest, if any, owning under the Lenders’ loan documents, immediately due and payable; (ii) settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that the Designee reasonably considers advisable; (iii) make such payments and do such acts as the Designee considers necessary or reasonable to protect the security interests in the Collateral; (iv) set off and apply to the obligations any and all indebtedness at any time owing to or for the credit or the account of the Borrower held by the Designee; (v) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral;

(vi) dispose of the Collateral by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including the Borrower’s premises) as the Designee determines is commercially reasonable, and apply any proceeds to the obligations in whatever manner or order the Designee deems appropriate; and (vii) notify any person or entity owing funds to the Borrower of the Lenders’ security interest in such funds and verify the amount of such account (irrespective of an Event of Default) and demand remittance thereof to the Designee for the benefit of the Lenders.

6.             The Lenders’ rights and remedies under this Agreement, and all other agreements shall be cumulative.  The Lenders shall have all other rights and remedies not inconsistent herewith as provided under the Uniform Commercial Code (as in effect in California), by law, or in equity.  No exercise by the Lenders of one right or remedy shall be deemed an election, and no waiver by any Lender of any Event of Default on the Borrower’s part shall be deemed a continuing waiver.  No delay by any Lender shall constitute a waiver, election, or acquiescence by it.  No waiver by any Lender shall be effective unless made in a written document signed on behalf of the Designee and then shall be effective only in the specific instance and for the specific purpose for which it was given.

7.             The Borrower shall not, without the prior written consent of the Designee (i) convey, sell, lease, transfer or otherwise dispose of all or any part of its business or property, other than in the ordinary course of business; (ii) engage in any business, other than the business currently engaged in by the Borrower and any business substantially similar or related thereto (or incidental thereto); or (iii) create, incur, assume or suffer to exist any lien with respect to any of its property, or assign or otherwise convey any right to receive income, except for the liens held by Bridge Bank, N.A. or in accordance with this Agreement.

8.             The Borrower possesses good and marketable title, or a valid leasehold interest in, the Collateral, free and clear of all liens, security interests or other encumbrances, other than those held by Bridge Bank, N.A. or the Lenders.  The Borrower has full power and authority to grant to the Lenders the security interest in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained and is in full force and effect.

9.             The Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by the Designee on which the Borrower may in any way be liable.

10.           No action which the Designee or any of the other Lenders may take or omit to take in connection with any of the Collateral, except in the case of fraudulent misconduct, shall affect this Agreement in any way, or afford any of the Lenders any recourse against any other Lender or the Designee, regardless of whether any such action or inaction may increase any risks to or liabilities of any Lender or any person or increase any risk to or diminish any safeguard of any of the liens in the Collateral.

11.           Upon repayment in full of the Notes, the Borrower shall be permitted to file any and all appropriate documents terminating the security interest in the Collateral.

12.           This Agreement shall bind any successors or assignees of the parties hereto.  This Agreement is solely for the benefit of the Lenders and the Designee, and not for the benefit of the Borrower or any other party.

13.           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

14.           This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles.

15.           This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments.  This Agreement may be amended only by written instrument signed by the Borrower and the  Lenders.  Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Borrower and FBR  for the sole purpose of including additional persons as “Senior Lenders” for purposes of any Senior Indebtedness as permitted by Section 1(a), including additional Senior Indebtedness issued by FBR.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to this Agreement, whether or not such party has signed such amendment or waiver, and their successors and assigns, and the Borrower.

16.           In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees incurred in such action.

17.           All notices under this Agreement shall be deemed to have been given when delivered personally, or five (5) days after delivery when deposited in the United States mail, registered or certified, with proper postage and registration or certification fees prepaid, or one (1) day after delivery when delivered to Federal Express or a similar overnight carrier, addressed to parties at the addresses set forth on the signature pages hereto or to such other addresses as may be designated by any of the parties from time to time by written notice given to the other party(ies) in the aforesaid manner.

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The parties hereto have executed this Security and Intercreditor Agreement as of the date first set forth above.

COMPANY:

REVCARE, INC.

By:	/s/ Manuel Occiano

Name:	Manuel Occiano
Title:	President

Address:	5400 Orange Avenue, Suite 200 Cypress, CA 90630

LENDERS:

FBR Financial Services Partners, L.P.

By:	/s/ George L. McCabe, Jr.
Name:	George L. McCabe, Jr.
Title:	Managing Director

Address:	1001 19th Street North
10th Floor
Arlington, VA 22209

/s/ Robert Perez
Rob Perez

/s/ Barbara C. Perez
Barbara C. Perez

Address:	9752 Villa Woods Dr. Villa Park, CA 92861

SCHEDULE A

A-1